FIXED INCOME


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


Annual Report 2002
--------------------------------------------------------------------------------
                     DELAWARE LIMITED-TERM GOVERNMENT FUND




[LOGO]  POWERED BY RESEARCH.(SM)

Table
   OF CONTENTS


Letter to Shareholders                      1

Portfolio Management Review                 3

New at Delaware                             5

Performance Summary                         6

Financial Statements:

   Statement of Net Assets                  8

   Statement of Operations                 12

   Statements of Changes
      in Net Assets                        13

   Financial Highlights                    14

   Notes to Financial
      Statements                           18

Report of Independent
   Auditors                                22

Board of Trustees/Officers                 23


Funds are not FDIC insured and are not guaranteed.
It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware
Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Delaware Investments
     POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.
o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.
o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                     Delaware Limited-Term Government Fund
    TO SHAREHOLDERS                        January 10, 2003


Recap of Events
The largest story of 2002 was the status of the economic recovery. According to government statistics, the most recent recession spanned the first three quarters of 2001. By the fourth quarter of that year, growth took hold and the question on investors' minds turned to the pace of the recovery.

Over the last 12 months, the Commerce Department reported uninterrupted expansion of the economy. Yet that revival, as measured by gross domestic product (GDP), has been erratic. In the first quarter of 2002, GDP growth was a robust, inflation-adjusted +5.0%. By the final quarter of 2002, GDP grew a meager +0.7%.

While the economic recovery moved forward with an uneven pace throughout the 12-month period ended December 31, 2002, bond investors enjoyed a rather robust period in the fixed-income market. The driving force of the fixed-income market was the steady decline in interest rates. Prompted by a low inflation outlook, rates also moved lower due to the actions of the Federal Reserve and its monetary strategy of adding liquidity to maintain economic growth. In early November, the Fed lowered rates one half percent, just in time to give the economy an added measure of stimuli going into the holiday shopping season. Yet another positive for the bond market came with investors seeking bonds with the lowest levels of credit risk, hence the interest in securities issued by the U.S. government and its affiliated agencies. This "flight to quality" was largely based on geopolitical concerns, reaction to acts of corporate malfeasance, and a weak stock market.

In fact, stocks underperformed bonds for a third straight year, the first time that event has occurred in over twenty years. Few areas of the stock market could avoid the selling pressures. For the period of this report, the Standard & Poor's 500 Stock index fell roughly -22% and the tech-laden Nasdaq Composite Index declined approximately -31%. Despite a brief rally in late July, and another upsurge to span October and November, the selling pressure in stocks had the greatest impact on performance and was caused largely by investor uncertainty regarding the pace of the recovery.

Investors have vacillated in their opinion about the course of the economy. Ongoing concern has been focused on the lack of business spending throughout the economic recovery. Also known as capital expenditure, corporations spent at an historically high level in the 1990s, leading to excess capacity. With the ensuing mismatch between production and demand, businesses substantially scaled back on their spending with the new decade. We believe this retrenchment helped spark the recession of 2001, as well as inhibited the economic ability to bounce back, as with many prior post-recessionary environments, has contributing to the less-than-expected rate of growth and inhibiting companies to ramp up new employee hiring.

Conversely, investors have been faced with many positives about the economy. Productivity, long-held in economic theory as the basis that determines a country's standard of living, continued to show strength. Recent data revealed that productivity is running at roughly five percent. Investors

Total Return
For the period ended December 31, 2002                                  One Year

Delaware Limited-Term Government Fund-- Class A Shares                    +7.08%
Lipper Short-Intermediate Government Funds Average (75 funds)             +7.84%
Merrill Lynch 1-3 Year Treasury Index                                     +5.76%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper Short-Intermediate Government Funds Average represents the average return of short-intermediate government funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

witnessed mounting signs that the stimulus-oriented strategies of the Federal Reserve, as with their 11 interest rate cuts of 2001, were appearing to take hold. Lower rates, for instance, prompted a wave of mortgage refinancing that totaled $1 billion in 2001 and 2002, freeing up added cash for families across the nation (Source: The Wall Street Journal). Lastly, investors monitored news reports in early January of the Bush administration's proposed massive spending and tax-cut package, designed to pump some $670 billion into the economy over the next decade. Though this measure must go before Congress, it nonetheless supports the supposition that growth is not only in place, but has the backing of very significant macroeconomic forces.

Market Outlook
We are guardedly optimistic about the status of the economic environment and financial markets as the new year moves along. We believe that inflation will remain largely in check and that the economy will continue to expand in 2003. Ongoing growth should likely bring with it higher interest rates. Likewise, Washington's stimulus policy could increase the supply of Treasuries, adding further pressure on rates.

We remind investors that rising rates contribute to the declining market prices of fixed-income securities, with shorter-term bonds offering the least decrease in value. For investors with a longer-term perspective, the benefit of such an environment is that the income stream from their bond funds may likely experience a modest increase. We also point out that bonds have consistently served to dampen volatility within diversified investor portfolios.

Of course, diplomatic affairs between the U.S. and Iraq have taken center stage over the past several weeks. As no one knows precisely how this delicate matter will be played out in the coming weeks or months, we feel it may be best to take advantage of the wait-and-see environment that has evolved of late for investors to meet with their financial professionals. In doing so, longer-term investment goals can be updated, and the type and composition of funds to achieve those objectives may be properly evaluated.

Thank you for your continued confidence in and commitment to Delaware
Investments.

Sincerely,


/s/ Jude T. Driscoll
---------------------------
Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.


/s/ David K. Downes
---------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                  Delaware Limited-Term Government Fund
   MANAGEMENT REVIEW                       January 10, 2003


Fund Managers
Paul Grillo, Jr.
Senior Portfolio Manager

Stephen R. Cianci
Senior Portfolio Manager

The Fund's Results
Your Fund is managed with the attempt to generate a high level of income while reducing the effects of interest-rate changes. We do this by limiting duration strategy and keeping the average bond maturity below five years. As part of our program of risk controls, we closely monitor and strictly control risk factors attributed to prepayment and credit concerns. We also employ proprietary models to track relative performance versus our peer group.

In selecting securities for your Fund, we analyze macroeconomic factors to discover inefficiencies in the fixed-income market and identify the securities that we believe offer the best reward opportunities for the Fund. We believe our combination of a quantitative screening process and stringent, qualitative, analysis provides us a robust management style with which to address the ever-changing environment of fixed-income investing.

For the 12-month period covered in this report, your Fund gained +7.08% (Class A shares at net asset value with distributions reinvested). The Merrill Lynch 1-3 Year Treasury Index, which serves as the Fund's benchmark, rose +5.76%. The Lipper Short-Intermediate Government Funds Average, which serves as the Fund's peer group, returned +7.84% for the period.

Portfolio Highlights
Our general management style for your Fund has been to maintain a high premium on safety. The 12-month period just ended will long be remembered for four primary themes: declining interest rates, a low inflationary environment, acts of corporate irresponsibility, and geopolitical risks. The first two favored bond funds in general and your Fund in particular as we were able to function in the very attractive short-to-intermediate sector of the government bond market. While the latter two themes added to investor concerns for the financial markets, the demand for highly-rated government securities allowed us to be somewhat defensive in managing the Fund.

Accordingly, we began the fiscal year with just such a conservative posture, keeping down the maturity and duration (a measure of bond price sensitivity to changes in interest rates) of the bonds within the portfolio. The move proved advantageous as rates moved slightly upwards from February to March.

Once the downward trend in interest rates reestablished itself, we chose to neutralize the Fund's duration relative to our benchmark index and peer funds. The decision to neutralize was a prudent one. Interest rates in this environment dropped significantly, as with the 5-year Treasury bond yield, which declined approximately one half percentage point. From our action, we were able to produce returns competitive with our benchmark.

As the Fund's fiscal year moved into its final quarter, we elected to return to a somewhat shorter maturity versus our peers. We believed prolonged expansion of the economy could likely bring with it a generally upward bias in interest rates. Rates in fact did move slightly upwards from September until November. Such an upmove in rates can cause modest declines in bond values, and our decision to rein in portfolio maturity and duration was intended to help mitigate any price movements while ensuring a competitive flow of current income.

For the fiscal year, we did not alter the aggregate credit quality of the portfolio. We did increase the Fund's exposure to Treasury securities given their attractive risk/return profiles. We increased our weighting in high quality government-oriented agency bonds. Where we reduced bond exposure was in premium mortgage-backed securities.

Outlook
With a new year ahead of us, we believe that the expansion-oriented monetary and fiscal stimulus programs that date to 2001 are beginning to be felt within the economy. Such powerful catalysts for growth should enable the economic expansion to continue into 2003. The offset to the Federal Reserve's policies is that interest rates may eventually need to be moved higher, perhaps by one half percent.

A move of this nature would not only redirect the Fed's policy on interest rates since the recent recession, but would impact bonds by moving prices slightly lower. This process would tend to be felt most in longer-term bonds, since their income payments move further out into the future, and thus are more susceptible to an erosion in purchasing power caused by rising inflation. Conversely, shorter-term bonds, such as those found within your portfolio, would tend to be less impacted by rising rates.

As no investor possesses a crystal ball as to the detailed future actions of interest rates or the financial markets, we believe it may be best for investors to seek a broadly diversified portfolio. We also believe the Delaware Limited-Term Government Fund can have a meaningful place in such a portfolio, given its ability to generate a steady stream of income while offering a fixed-income exposure with limited fluctuations to investor capital.

Sector Allocation
As of December 31, 2002
--------------------------------------------------------------------------------
Treasury Obligations                                           26.31%
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities                              25.29%
--------------------------------------------------------------------------------
Agency Bonds                                                   15.57%
--------------------------------------------------------------------------------
Asset-Backed Securities                                        11.36%
--------------------------------------------------------------------------------
Agency Collateralized Mortgage Obligations (CMOs)              10.96%
--------------------------------------------------------------------------------
Corporate Bonds                                                 6.69%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                           2.21%
--------------------------------------------------------------------------------
Other                                                           7.52%
--------------------------------------------------------------------------------

New
  AT DELAWARE

================================================================================

It's Tax Time                                                 [Graphic omitted
     AGAIN                                                    e:delivery logo]


Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!
Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware Investments is not liable for tax information provided by TurboTax(R). TurboTax(R) is a registered trademark of Intuit Inc.

================================================================================

Delaware
   LIMITED-TERM GOVERNMENT FUND


Fund Basics
As of December 31, 2002

--------------------------------------------------------------------------------
Fund Objectives
The Fund seeks to provide a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity.

--------------------------------------------------------------------------------
Total Fund Assets
$385.53 million

--------------------------------------------------------------------------------
Number of Holdings
357
--------------------------------------------------------------------------------
Fund Start Date
November 24, 1985
--------------------------------------------------------------------------------

Your Fund Managers:
Stephen R. Cianci, Vice President/Senior Portfolio Manager of the Fund, holds a BS and an MBA in Finance from Widener University. Mr. Cianci became co-manager of the Fund in January 1999. He joined Delaware Investments' fixed-income department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and is a CFA charterholder.

Paul Grillo, Vice President/Senior Portfolio Manager of the Fund, holds a bachelor's degree in Business Management from North Carolina State University and an MBA in Finance from Pace University. Mr. Grillo became co-manager of the Fund in January 1999. Prior to joining Delaware Investments in 1993, he served as Mortgage Strategist and Trader at the Dreyfus Corporation. He also served as Mortgage Strategist and Portfolio Manager at Chemical Investment Group and as Financial Analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

Fund Performance
Average Annual Total Returns

Through December 31, 2002        Lifetime    10 Years    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 11/24/85)
Excluding Sales Charge            +6.48%       +5.29%      +6.44%        +7.08%
Including Sales Charge            +6.30%       +5.00%      +5.85%        +4.18%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge            +4.84%                   +5.53%        +6.17%
Including Sales Charge            +4.84%                   +5.53%        +4.17%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge            +5.05%                   +5.52%        +6.16%
Including Sales Charge            +5.05%                   +5.52%        +5.16%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

The average annual total returns for the lifetime (since 11/24/85), 10-year, five-year, and one-year periods ended December 31, 2002 for Delaware Limited-Term Government Fund's Institutional Class were +6.62%, +5.45%, +6.60%, and +7.27%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware Limited-Term Government Fund Institutional Class is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and chart do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware Limited-Term Government Fund for the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Institutional Class symbol: DTINX

Delaware
   LIMITED-TERM GOVERNMENT FUND

Performance of a $10,000 Investment
December 31, 1992 through December 31, 2002


[Graphic Appears Here]


Delaware Limited-Term Government Fund Performance of $10,000 Investment

                             Delaware Limited-Term          Merrill Lynch 1-3
                             Government Fund Class            Year Treasury
                                A Class Shares                    Index

    12/31/1992                     $9,728                        $10,000
    12/31/1993                    $10,244                        $10,541
    12/31/1994                    $10,052                        $10,601
    12/31/1995                    $10,928                        $11,766
    12/31/1996                    $11,331                        $12,353
    12/31/1997                    $11,905                        $13,175
    12/31/1998                    $12,794                        $14,096
    12/31/1999                    $12,930                        $14,528
    12/31/2000                    $14,042                        $15,690
    12/31/2001                    $15,190                        $16,992
    12/31/2002                    $16,269                        $17,971

Chart assumes $10,000 invested on December 31, 1992 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged composite that generally tracks the market for U.S. Treasury securities with maturities of one to three years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                  Delaware Limited-Term Government Fund
   OF NET ASSETS                           January 10, 2003

                                                     Principal        Market
                                                      Amount          Value
 Agency Bonds - 15.57%
  Fannie Mae
    2.875% 10/15/05                                $  1,470,000    $  1,498,928
    4.75% 6/18/07                                     7,990,000       8,352,219
  Federal Farm Credit
    2.375% 10/1/04                                    1,000,000       1,009,911
    2.50% 11/15/05                                    1,875,000       1,889,749
  Freddie Mac
    3.00% 7/15/04                                     8,880,000       9,076,719
    3.50% 9/15/07                                        60,000          61,316
    4.00% 10/29/07                                    5,000,000       5,153,465
    4.50% 7/23/07                                     8,880,000       9,244,968
    5.75% 3/15/09                                    11,645,000      13,093,684
  Sallie Mae 3.375% 7/15/04                           8,370,000       8,599,003
  Tennessee Valley Authority
    6.375% 6/15/05                                    1,860,000       2,046,952
                                                                    -----------
 Total Agency Bonds
   (cost $58,823,240)                                                60,026,914
                                                                    -----------
 Agency Collateralized Mortgage Obligations -  10.96%
  Fannie Mae Series 2002-5
   Class PN Interest only strip
   6.486% 2/25/16                                     4,701,603         448,644
  Fannie Mae Series 2002-7
   Class IC Interest only strip
   6.524% 4/25/15                                     3,068,771         246,034
  Fannie Mae Series 02-70 QD
   5.50% 6/25/26                                      4,450,000       4,672,500
  Fannie Mae Series 2002-16
   Class IG Interest only strip
   6.508% 3/25/15                                     2,508,000         251,915
  Fannie Mae Series 2302 Class NJ
   6.50% 11/15/29                                     1,900,000       1,994,963
  Fannie Mae Series 46 Class 2
   11.00% 12/1/03                                       133,569         137,214
  Freddie Mac 1468 HA 5.00% 2/15/21                   1,288,514       1,294,342
  Freddie Mac Series 69 Class F
   9.00% 12/15/05                                       110,630         110,789
  Freddie Mac Series 03-R001 1A
   6.50% 2/13/33                                      4,000,000       4,221,250
  Freddie Mac Series 1684 Class G
   6.50% 3/15/23                                      3,500,000       3,699,359
  Freddie Mac Series 2091 Class PD
   6.00% 4/15/21                                      5,000,000       5,123,584
  Freddie Mac Series 2303 CW
   8.50% 11/15/24                                     6,190,389       6,395,400
  Freddie Mac Structured Pass Through
   Securities Series T-30 Class A4
   7.37% 11/25/26                                       715,000         742,483
  GNMA Series 02 61 BA
   4.648% 3/16/26                                     3,000,000       3,074,853
  GNMA Series 2002-28 Class B
   5.779% 7/16/24                                     6,000,000       6,524,645

                                                     Principal        Market
                                                      Amount          Value

Agency Collateralized Mortgage Obligations (continued)
   GNMA Series 98-9 B
     6.85% 12/20/25                                $  3,289,214     $ 3,335,498
                                                                    -----------
Total Agency Collateralized
   Mortgage Obligations
   (cost $42,190,029)                                                42,273,473
                                                                    -----------
Agency Mortgage-Backed Securities - 25.29%
   Fannie Mae
     7.41% 4/1/10                                     4,970,877       5,693,207
     9.00% 11/1/15                                      632,833         693,941
     10.00% 10/1/30                                     734,359         835,333
     10.50% 6/1/30                                      428,270         490,369
   Fannie Mae FHAVA
     9.25% 11/1/09                                       17,112          18,887
     10.00% 1/1/19                                      157,573         180,569
     11.00% 8/1/10 to 8/1/15                          1,172,626       1,340,021
   Fannie Mae GPM 11.00% 11/1/10                         62,848          71,686
   Fannie Mae S.F. 15 yr
     6.00% 6/1/17 to 12/1/17                         21,564,239      22,575,061
     8.50% 3/1/08                                       294,101         314,596
   Fannie Mae S.F. 15 yr TBA
     5.00% 1/1/18                                     2,500,000       2,560,938
     6.00% 1/1/18                                     4,450,000       4,651,641
     6.50% 1/1/18                                       365,000         384,961
   Fannie Mae S.F. 20 yr
     6.50% 2/1/22 to 5/1/22                           7,602,953       7,978,349
   Fannie Mae S.F. 30 yr
     6.00% 1/1/33                                     1,450,000       1,501,656
     6.50% 10/1/31 to 10/1/32                         3,878,921       4,041,351
     7.50% 3/1/14 to 10/1/31                          2,046,554       2,166,709
     8.00% 5/1/05 to 7/1/23                             323,490         341,775
     8.50% 11/1/07 to 8/1/17                          1,813,937       1,936,302
     9.00% 8/1/04                                        13,456          13,544
     9.25% 7/1/09 to 3/1/20                             493,194         545,111
     11.00% 7/1/12 to 8/1/20                            931,684       1,078,995
     12.50% 2/1/11                                       23,531          27,142
     13.00% 7/1/15                                       67,331          78,945
   Fannie Mae S.F. 30 yr TBA
     5.50% 1/1/33                                     2,765,000       2,820,300
     6.00% 1/1/33                                     4,390,000       4,538,163
   Freddie Mac 8.00% 1/17/09                          1,364,047       1,437,364
   Freddie Mac FHAVA
     8.00% 3/1/08                                       207,521         220,167
     11.00% 9/1/10 to 11/1/15                           216,900         248,159
   Freddie Mac S.F. 15 yr 6.50% 1/15/18                 256,263         272,120
   Freddie Mac S.F. 30 yr
     8.00% 10/1/07 to 7/1/11                          4,437,412       4,730,065
     8.50% 12/1/08 to 11/1/10                           909,754         969,212
     8.75% 5/1/10                                       185,534         202,348
     9.00% 6/1/09 to 8/1/11                             404,339         436,475
     9.75% 12/1/08                                       68,412          75,745
     11.00% 4/1/20 to 11/1/20                           153,957         180,317
     11.50% 4/1/11 to 3/1/16                          1,393,849       1,615,496

Statement                                  Delaware Limited-Term Government Fund
   OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                      Amount          Value

Agency Mortgage-Backed Securities (continued)
   Freddie Mac S.F. 30 yr TBA
     5.50% 1/1/33                                  $ 2,150,000      $ 2,191,656
     6.50% 1/1/33                                      890,000          926,991
   Freddie Mac Tiered Payment
     9.50% 11/1/05                                     231,439          246,483
   GNMA Buydown 10.50% 11/15/15                        111,970          128,976
   GNMA GPM
     11.00% 7/15/10                                     32,773           37,423
     11.50% 4/15/10 to 4/15/13                          40,631           46,964
     12.00% 10/15/10                                    27,665           32,048
     12.25% 9/15/13 to 2/15/14                          56,519           66,856
   GNMA II GPM
     9.75% 11/20/16 to 12/20/17                        125,431          142,446
   GNMA II S.F. 30 yr
     9.50% 11/20/20 to 11/20/21                        918,730        1,030,852
     10.50% 6/20/20                                     37,962           44,142
     11.00% 9/20/15 to 10/20/15                        332,957          387,283
     11.50% 12/20/17 to 10/20/18                       119,267          140,509
     12.00% 4/20/14 to 5/20/16                         643,908          760,821
     12.50% 10/20/13 to 1/20/14                        275,615          327,390
   GNMA S.F. 15 yr 9.00% 11/15/06                      212,912          214,044
   GNMA S.F. 30 yr
     7.00% 5/15/28                                   3,881,622        4,126,650
     7.50% 12/15/23 to 12/15/31                      6,358,551        6,798,696
     8.00% 6/15/30                                     244,828          264,873
     9.00% 10/15/09 to 2/15/17                         691,443          757,972
     9.50% 6/15/16 to 11/15/17                         349,787          393,619
     11.00% 12/15/09 to 5/15/20                        960,846        1,120,940
     11.50% 7/15/15                                     13,669           16,103
     12.50% 12/15/10                                    25,004           29,388
                                                                     ----------
Total Agency Mortgage-Backed
   Securities (cost $95,127,172)                                     97,500,145
                                                                     ----------
Asset-Backed Securities - 11.36%
   DVI Receivables Series 01-1 A4
     5.808% 4/11/09                                  2,010,000        2,110,278
   Freddie Mac Structured Pass Through
     Securities Series T-11 A6
     6.50% 9/25/18                                   2,414,477        2,485,103
   Freddie Mac Structured Pass Through
     Securities Series T-50 A3
     2.182% 9/27/07                                  5,300,000        5,285,922
   Honda Auto Receivables Owner
     Trust Series 2002-3 A3
     3.00% 5/18/06                                   8,000,000        8,148,333
   MBNA Credit Card Master Trust Series
     01-A1 5.75% 10/15/08                            1,285,000        1,405,205
   MBNA Credit Card Master
     Trust Series 02-A1 4.95% 6/15/09                2,285,000        2,459,784
   Nissan Auto Loan
     Trust Series 2002-A A3B
     2.56% 8/15/07                                   3,410,000        3,444,633
   Peoplefirst.com Auto Receivable
     Owner Trust Series 2000-2 A4
     6.43% 9/15/07                                   3,000,000        3,083,437

                                                     Principal        Market
                                                      Amount          Value

Asset-Backed Securities (continued)
   PP&L Transition Bond Series 1991-1
     Class A5 6.83% 3/25/07                        $   550,000      $   589,796
   PP&L Transition Bond Series 1999-1
     Class A3 6.60% 3/25/05                             56,731           57,391
   PSE&G Transition Funding
     5.98% 6/15/08                                   3,600,000        3,936,693
   Residential Asset Securities
     Series 2000-KS4 AI3
     7.355% 1/25/26                                  1,239,540        1,246,148
   Residential Asset Securities
     Series 2001-KS3 AI4 5.81% 8/25/29                 100,000          104,614
   Sallie Mae Student Loan Trust
     Series 97-1 A2 2.223% 1/25/10                   4,910,325        4,933,778
   Sallie Mae Student Loan Trust
     Series 97-4 A2 2.403% 10/25/10                  1,360,000        1,370,538
   Sallie Mae Student Loan Trust
     Series 02-3 A1 1.849% 7/25/06                   1,101,132        1,101,390
   Whole Auto Loan
     Trust Series 2002-1 A4
     3.04% 4/15/09                                   2,000,000        2,029,019
                                                                     ----------
Total Asset-Backed Securities
   (cost $42,911,721)                                                43,792,062
                                                                     ----------
Collateralized Mortgage Obligations - 0.72%
   GSMPS Series 1998-2 Class A
     7.75% 5/19/27                                     769,485          828,640
   Residential Funding Mortgage Security
     Series 1999-S10 A1 6.25% 4/25/14                1,854,022        1,907,121
                                                                     ----------
Total Collateralized Mortgage
   Obligations (cost $2,598,013)                                      2,735,761
                                                                     ----------
Commercial Mortgage-Backed Securities - 2.21%
   CS First Boston Series 02-34 1A1
     7.50% 12/25/32                                  2,425,000        2,555,344
   JP Morgan Chase Commercial
     Mortgage Series 2002-FLIA A1
     1.73% 2/14/15                                   5,982,712        5,977,923
                                                                     ----------
Total Commercial Mortgage-Backed
   Securities (cost $8,532,581)                                       8,533,267
                                                                     ----------
Corporate Bonds - 6.69%
Banking, Finance & Insurance - 3.76%
   Citigroup 6.00% 2/21/12                           1,500,000        1,649,019
   Countrywide Home Loan
     5.625% 5/15/07                                  1,500,000        1,605,989
   First Bank National Association
     7.30% 8/15/05                                     650,000          732,284
   General Electric Capital
     4.25% 1/28/05                                   1,475,000        1,541,338
     5.875% 2/15/12                                  1,000,000        1,070,982
   Goldman Sachs 7.625% 8/17/05                      1,000,000        1,128,438
   Merrill Lynch
     6.00% 2/17/09                                     500,000          543,971
     6.15% 1/26/06                                   2,000,000        2,165,313

Statement                                  Delaware Limited-Term Government Fund
    OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                      Amount          Value

Corporate Bonds (continued)
Banking, Finance & Insurance (continued)
   Morgan Stanley Dean Witter
        6.60% 4/1/12                                $ 1,500,000     $ 1,665,393
   US Bank National Association
        6.30% 2/4/14                                  2,130,000       2,401,787
                                                                    -----------
                                                                     14,504,514
                                                                    -----------
Cable, Media & Publishing - 0.28%
   Thomson Multimedia 5.75% 2/1/08                    1,000,000       1,088,493
                                                                    -----------
                                                                      1,088,493
                                                                    -----------
Computers & Technology - 0.42%
   Computer Science 6.75% 6/15/06                     1,500,000       1,626,837
                                                                    -----------
                                                                      1,626,837
                                                                    -----------
Energy - 0.80%
   ConocoPhillips 4.75% 10/15/12                      1,500,000       1,510,972
   Nabors Industries 6.80% 4/15/04                    1,000,000       1,053,821
   North Border Pipeline 6.25% 5/1/07                   500,000         525,057
                                                                    -----------
                                                                      3,089,850
                                                                    -----------
Food, Beverage & Tobacco - 0.11%
   Kraft Foods 4.625% 11/1/06                           400,000         420,910
                                                                    -----------
                                                                        420,910
                                                                    -----------
Retail - 0.86%
   Lowes Companies 7.50% 12/15/05                     1,000,000       1,141,108
   Target 5.875% 3/1/12                               2,005,000       2,177,693
                                                                    -----------
                                                                      3,318,801
                                                                    -----------
Telecommunications - 0.18%
   Cingular Wireless
        5.625% 12/15/06                                 650,000         683,990
                                                                    -----------
                                                                        683,990
                                                                    -----------
Utilities - 0.28%
   Southern Company 5.30% 2/1/07                      1,000,000       1,060,045
                                                                    -----------
                                                                      1,060,045
                                                                    -----------
Total Corporate Bonds
   (cost $24,656,086)                                                25,793,440
                                                                    -----------
U.S. Treasury Obligations - 26.31%
   U.S. Treasury Bonds
        10.375% 11/15/12                              8,000,000      10,695,000
       *10.75% 8/15/05                               10,605,000      13,003,140
        11.625% 11/15/04                              5,180,000       6,139,517
   U.S. Treasury Inflation Index Notes
        3.00% 7/15/12                                 4,750,032       5,049,137
        3.375% 4/15/32                                1,215,478       1,402,548
        3.625% 1/15/08                                7,036,319       7,722,368
        3.875% 1/15/09                               16,582,350      18,486,734
   U.S. Treasury Notes
        1.75% 12/31/04                               10,035,000      10,067,935
        3.00% 11/15/07                                4,935,000       4,995,918
        4.00% 11/15/12                                5,300,000       5,376,606
        6.00% 8/15/04                                 3,000,000       3,222,189
        7.25% 5/15/04                                 3,400,000       3,674,128

                                                     Principal        Market
                                                      Amount          Value

U.S. Treasury Obligations (continued)
  +U.S. Treasury Strip 4.016% 8/15/10              $  15,500,000   $ 11,651,195
                                                                   ------------
Total U.S. Treasury Obligations
     (cost $97,814,564)                                             101,486,415
                                                                   ------------
Repurchase Agreements - 6.80%
     With BNP Paribas 1.07% 1/2/03
        (dated 12/31/02, collateralized by
        $11,346,000 U.S. Treasury Bills due
        6/19/03, market value $11,284,126)            11,061,000     11,061,000
     With J. P. Morgan Securities
        1.03% 1/2/03 (dated 12/31/02,
        collateralized by $4,082,000
        U.S. Treasury Notes 2.875% due
        6/30/04, market value $4,172,070)              4,084,000      4,084,000
     With UBS Warburg 1.10% 1/2/03
        (dated 12/31/02, collateralized by
        $11,129,000 U.S. Treasury Notes
        3.875% due 6/30/03,
        market value $11,282,286)                     11,060,000     11,060,000
                                                                    -----------
Total Repurchase Agreements
     (cost $26,205,000)                                              26,205,000
                                                                    -----------
Total Market Value of Securities - 105.91%
     (cost $398,858,406)                                            408,346,477
Liabilities Net of Receivables and
     Other Assets - (5.91%)#                                        (22,813,499)
                                                                    -----------
Net Assets Applicable to 43,973,444
     Shares Outstanding - 100.00%                                  $385,532,978
                                                                   ============

Statement                                  Delaware Limited-Term Government Fund
   OF NET ASSETS (CONTINUED)

Net Asset Value - Delaware Limited-Term
   Government Fund Class A
   ($250,729,076/28,597,864 shares)                                       $8.77
                                                                          -----
Net Asset Value - Delaware Limited-Term
   Government Fund Class B
   ($50,325,650/5,740,182 shares)                                         $8.77
                                                                          -----
Net Asset Value - Delaware Limited-Term
   Government Fund Class C
   ($71,189,481/8,119,651 shares)                                         $8.77
                                                                          -----
Net Asset Value - Delaware Limited-Term
   Government Fund Institutional Class
   ($13,288,771/1,515,747 shares)                                         $8.77
                                                                          -----

Components of Net Assets at December 31, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                              $446,692,599
Undistributed net investment income                                      46,021
Accumulated net realized loss on investments                        (70,947,797)
Net unrealized appreciation of investments                            9,742,155
                                                                   ------------
Total net assets                                                   $385,532,978
                                                                   ============

Summary of Abbreviations:
FHAVA - Federal Housing Authority & Veterans Administration
GNMA  - Government National Mortgage Association
GPM - Graduate Payment Mortgage
S.F. - Single Family
TBA - To be announced

*Fully or partially pledged as collateral for financial futures contracts.

+Zero coupon bond as of December 31, 2002. The interest rate shown is the yield at the time of purchase.

#Of this amount, $30,532,991 represents payable for securities purchased as of December 31, 2002.

Net Asset Value and Offering Price per Share -
    Delaware Limited-Term Government Fund
Net asset value Class A (A)                                               $8.77
Sales charge (2.75% of offering price,
    or 2.85% of amount invested per share) (B)                             0.25
                                                                          -----
Offering price                                                            $9.02
                                                                          =====


(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.



See accompanying notes


Statement                                                                           Delaware Limited-Term Government Fund
   OF OPERATIONS                                                                    Year Ended December 31, 2002


Investment Income:
   Interest                                                                                                   $ 14,914,129
                                                                                                              ------------
Expenses:
   Management fees                                                                    $1,574,667
   Dividend disbursing and transfer agent fees and expenses                              819,295
   Distribution expenses -- Class A                                                      342,385
   Distribution expenses -- Class B                                                      340,083
   Distribution expenses -- Class C                                                      424,569
   Accounting and administration expenses                                                139,233
   Reports and statements to shareholders                                                 79,610
   Registration fees                                                                      78,641
   Professional fees                                                                      28,636
   Trustees' fees                                                                         16,550
   Custodian fees                                                                         13,646
   Other                                                                                  75,540                 3,932,855
                                                                                      ----------
   Less expenses absorbed or waived                                                                               (931,775)
   Less expenses paid indirectly                                                                                    (7,558)
                                                                                                              ------------
   Total expenses                                                                                                2,993,522
                                                                                                              ------------
Net Investment Income                                                                                           11,920,607
                                                                                                              ------------
Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain (loss) on:
     Investments                                                                                                 5,657,086
     Swap agreements                                                                                               244,794
     Futures contracts                                                                                          (2,104,693)
     Options written                                                                                               731,165
                                                                                                              ------------
   Net realized gain                                                                                             4,528,352
   Net change in unrealized appreciation/depreciation of investments                                             4,635,340
                                                                                                              ------------
Net Realized and Unrealized Gain on Investments                                                                  9,163,692
                                                                                                              ------------

Net Increase in Net Assets Resulting from Operations                                                          $ 21,084,299
                                                                                                              ============


See accompanying notes

Statements                                 Delaware Limited-Term Government Fund
   OF CHANGES IN NET ASSETS


                                                                                                                Year Ended
                                                                                                         12/31/02       12/31/01
Increase (decrease) in net assets from operations:
   Net investment income                                                                               $ 11,920,607   $ 11,424,006
   Net realized gain (loss) on investments                                                                4,528,352      6,554,688
   Net change in unrealized appreciation/depreciation of investments                                      4,635,340       (126,481)
                                                                                                       ------------   ------------
   Net increase in net assets resulting from operations                                                  21,084,299     17,852,213
                                                                                                       ------------   ------------

Dividends and distributions to shareholders from:
   Net investment income
     Class A                                                                                            (11,413,821)   (11,918,074)
     Class B                                                                                             (1,390,120)      (628,650)
     Class C                                                                                             (1,732,925)      (392,130)
     Institutional Class                                                                                   (471,156)      (354,196)
                                                                                                       ------------   ------------
                                                                                                        (15,008,022)   (13,293,050)
                                                                                                       ------------   ------------
Capital share transactions:
   Proceeds from shares sold:
     Class A                                                                                             86,761,260     40,977,026
     Class B                                                                                             40,198,695     17,726,653
     Class C                                                                                             60,264,474     21,214,250
     Institutional Class                                                                                  8,734,589      4,159,580

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                              8,340,113      8,402,692
     Class B                                                                                              1,020,132        420,580
     Class C                                                                                              1,194,947        308,790
     Institutional Class                                                                                    467,489        353,566
                                                                                                       ------------   ------------
                                                                                                        206,981,699     93,563,137
                                                                                                       ------------   ------------
   Cost of shares repurchased:
     A Class                                                                                           (56,871,624)    (54,058,306)
     B Class                                                                                           (13,289,426)     (5,152,487)
     C Class                                                                                           (12,566,802)     (4,675,825)
     Institutional Class                                                                                (3,194,621)     (2,023,352)
                                                                                                       ------------   ------------
                                                                                                       (85,922,473)    (65,909,970)
                                                                                                       ------------   ------------
Increase in net assets derived from capital share transactions                                          121,059,226     27,653,167
                                                                                                       ------------   ------------
Net increase in net assets                                                                              127,135,503     32,212,330

Net Assets:
   Beginning of year                                                                                    258,397,475    226,185,145
                                                                                                       ------------   ------------
   End of year                                                                                         $385,532,978   $258,397,475
                                                                                                       ============   ============

See accompany notes

Financial
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware Limited-Term Government Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                          12/31/02    12/31/01(2)  12/31/00    12/31/99    12/31/98

Net asset value, beginning of period                                      $  8.600     $  8.430    $  8.270    $  8.700    $  8.620

Income (loss) from investment operations:
Net investment income                                                        0.349        0.423       0.522       0.519       0.540
Net realized and unrealized gain (loss) on investments                       0.255        0.238       0.161      (0.429)      0.079
                                                                          --------     --------    --------    --------    --------
Total from investment operations                                             0.604        0.661       0.683       0.090       0.619
                                                                          --------     --------    --------    --------    --------

Less dividends and distributions from:
Net investment income                                                       (0.434)      (0.491)     (0.523)     (0.520)     (0.539)
                                                                          --------     --------    --------    --------    --------
Total dividends and distributions                                           (0.434)      (0.491)     (0.523)     (0.520)     (0.539)
                                                                          --------     --------    --------    --------    --------

Net asset value, end of period                                            $  8.770     $  8.600    $  8.430    $  8.270    $  8.700
                                                                          ========     ========    ========    ========    ========

Total return(1)                                                              7.08%        8.16%       8.59%       1.07%       7.46%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                   $250,729     $208,152    $208,565    $262,776    $317,329
Ratio of expenses to average net assets                                      0.75%        0.89%       1.13%       1.00%       1.01%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                  1.05%        1.08%       1.13%       1.00%       1.01%
Ratio of net investment income to average net assets                         3.99%        4.92%       6.36%       6.12%       6.32%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  3.69%        4.73%       6.36%       6.12%       6.32%
Portfolio turnover                                                            313%         386%        273%        175%         69%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain
    (loss) per share of $0.068, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware Limited-Term Government Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                          12/31/02    12/31/01(2)  12/31/00    12/31/99    12/31/98

Net asset value, beginning of period                                      $  8.600     $  8.430    $  8.270    $  8.700    $  8.620

Income (loss) from investment operations:
Net investment income                                                        0.274       0.348       0.453        0.447       0.467
Net realized and unrealized gain (loss) on investments                       0.255       0.238       0.160       (0.429)      0.079
                                                                          --------     --------    --------    --------    --------
Total from investment operations                                             0.529        0.586       0.613       0.018       0.546
                                                                          --------     --------    --------    --------    --------

Less dividends and distributions from:
Net investment income                                                       (0.359)      (0.416)     (0.453)     (0.448)     (0.466)
                                                                          --------     --------    --------    --------    --------
Total dividends and distributions                                           (0.359)      (0.416)     (0.453)     (0.448)     (0.466)
                                                                          --------     --------    --------    --------    --------

Net asset value, end of period                                            $  8.770     $  8.600    $  8.430    $  8.270    $  8.700
                                                                          ========     ========    ========    ========    ========

Total return(1)                                                              6.17%        7.22%       7.68%       0.22%       6.55%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                   $ 50,326     $ 21,743    $  8,600    $ 12,483    $ 13,900
Ratio of expenses to average net assets                                      1.60%        1.74%       1.98%       1.85%       1.86%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                  1.90%        1.93%       1.98%       1.85%       1.86%
Ratio of net investment income to average net assets                         3.14%        4.07%       5.51%       5.27%       5.47%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  2.84%        3.88%       5.51%       5.27%       5.47%
Portfolio turnover                                                            313%         386%        273%        175%         69%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain
    (loss) per share of $0.068, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware Limited-Term Government Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                          12/31/02    12/31/01(2)  12/31/00    12/31/99    12/31/98

Net asset value, beginning of period                                      $  8.600     $  8.430    $  8.270    $  8.700    $  8.620

Income (loss) from investment operations:
Net investment income                                                        0.274        0.347       0.453       0.447       0.467
Net realized and unrealized gain (loss) on investments                       0.255        0.238       0.160      (0.431)      0.079
                                                                          --------     --------    --------    --------    --------
Total from investment operations                                             0.529        0.585       0.613       0.016       0.546
                                                                          --------     --------    --------    --------    --------

Less dividends and distributions from:
Net investment income                                                       (0.359)      (0.415)     (0.453)     (0.446)     (0.466)
                                                                          --------     --------    --------    --------    --------
Total dividends and distributions                                           (0.359)      (0.415)     (0.453)     (0.446)     (0.466)
                                                                          --------     --------    --------    --------    --------

Net asset value, end of period                                            $  8.770     $  8.600    $  8.430    $  8.270    $  8.700
                                                                          ========     ========    ========    ========    ========

Total return(1)                                                              6.16%        7.20%       7.68%       0.20%       6.56%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                   $ 71,189     $ 21,386    $  4,506    $  6,638    $  4,932
Ratio of expenses to average net assets                                      1.60%        1.74%       1.98%       1.85%       1.86%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                  1.90%        1.93%       1.98%       1.85%       1.86%
Ratio of net investment income to average net assets                         3.14%        4.07%       5.51%       5.27%       5.47%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  2.84%        3.88%       5.51%       5.27%       5.47%
Portfolio turnover                                                            313%         386%        273%        175%         69%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain
    (loss) per share of $0.068, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Delaware Limited-Term Government Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                          12/31/02    12/31/01(2)  12/31/00    12/31/99    12/31/98

Net asset value, beginning of period                                      $  8.600     $  8.430    $  8.270    $  8.700    $  8.620

Income (loss) from investment operations:
Net investment income                                                        0.364        0.437       0.534       0.531       0.553
Net realized and unrealized gain (loss) on investments                       0.255        0.238       0.161      (0.428)      0.079
                                                                          --------     --------    --------    --------    --------
Total from investment operations                                             0.619        0.675       0.695       0.103       0.632
                                                                          --------     --------    --------    --------    --------

Less dividends and distributions from:
Net investment income                                                       (0.449)      (0.505)     (0.535)     (0.533)     (0.552)
                                                                          --------     --------    --------    --------    --------
Total dividends and distributions                                           (0.449)      (0.505)     (0.535)     (0.533)     (0.552)
                                                                          --------     --------    --------    --------    --------

Net asset value, end of period                                            $  8.770     $  8.600    $  8.430    $  8.270    $  8.700
                                                                          ========     ========    ========    ========    ========

Total return(1)                                                              7.27%        8.34%       8.75%       1.22%       7.62%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                   $ 13,289     $  7,116    $  4,514    $  4,448    $ 21,201
Ratio of expenses to average net assets                                      0.60%        0.74%       0.98%       0.85%       0.86%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                  0.90%        0.93%       0.98%       0.85%       0.86%
Ratio of net investment income to average net assets                         4.14%        5.07%       6.51%       6.27%       6.47%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  3.84%        4.88%       6.51%       6.27%       6.47%
Portfolio turnover                                                            313%         386%        273%        175%         69%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain
    (loss) per share of $0.068, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

See accompanying notes

Notes                                      Delaware Limited-Term Government Fund
   TO FINANCIAL STATEMENTS                 December 31, 2002

Delaware Group Limited-Term Government Funds (the "Trust") is organized as a Delaware business trust and offers one fund: Delaware Limited-Term Government Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 2.75%. Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed, during the first 12 months. Institutional shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek a high stable level of current income, while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Class Accounting -- Investment income, common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $7,558 for the year ended December 31, 2002. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.60% of average daily net assets of the Fund through February 28, 2004.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares. The Board of Trustees, has set the fee at an annual rate of 0.15% of the Class A shares average daily net assets.

At December 31, 2002, the Fund had liabilities payable to affiliates as follows:

  Dividend disbursing, transfer agent fees,
     accounting and other expenses payable to DSC         $ 73,583
  Other expenses payable to DMC and affiliates              44,663

Notes                                      Delaware Limited-Term Government Fund
   TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates (continued)
For the year ended December 31, 2002, DDLP earned $61,988 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended December 31, 2002, the Fund made purchases of $546,693,685 and sales of $473,056,737 of investment securities other than U.S. government securities and short-term investments. The purchases and sales of U.S. government securities were $535,839,013 and $484,501,511, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $402,827,563. At December 31, 2002, net unrealized appreciation was $5,518,914 of which $7,354,204 related to unrealized appreciation of investments and $1,835,290 related to unrealized depreciation of investments.

4. Dividend and Distribution Information.
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                          2002             2001
Ordinary income                      $ 15,008,022     $ 13,293,050

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                         $446,692,599
Undistributed ordinary income                               46,021
Capital loss carryforwards                             (67,252,264)
Post October losses                                        (91,278)
Unrealized appreciation                                  6,137,900
                                                      ------------
Net assets                                            $385,532,978
                                                      ============

For federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows: 2003 - $29,779,768, 2004 - $16,636,244, 2005 - $9,442,127, 2007 -
$5,505,504 and 2008 - $5,888,621.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                 Year Ended
                                           12/31/02        12/31/01

Shares sold:
   Class A                               10,010,314       4,785,952
   Class B                                4,629,024       2,058,956
   Class C                                6,946,473       2,462,465
   Institutional Class                    1,003,311         486,552

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                  963,578         982,934
   Class B                                  117,689          49,072
   Class C                                  137,874          36,035
   Institutional Class                       53,985          41,322
                                         ----------      ----------
                                         23,862,248      10,903,288
                                         ----------      ----------
Shares repurchased:
   Class A                               (6,565,751)     (6,319,088)
   Class B                               (1,533,347)       (601,290)
   Class C                               (1,450,015)       (547,742)
   Institutional Class                     (368,471)       (236,412)
                                         ----------      ----------
                                         (9,917,584)     (7,704,532)
                                         ----------      ----------
Net increase                             13,944,664       3,198,756
                                         ==========       =========

For the years ended December 31, 2002 and 2001, 76,239 Class B shares were converted to 76,239 Class A shares valued at $662,655 and 148,287 Class B shares were converted to 148,287 Class A shares valued at $1,271,258, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker, (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Notes                                      Delaware Limited-Term Government Fund
   TO FINANCIAL STATEMENTS (CONTINUED)



6. Futures Contracts (continued)
Financial futures contracts open at December 31, 2002 were as follows:

Contracts                    Notional                           Unrealized
to Buy/(Sell)           Cost/(Proceeds)     Expiration Date     Gain (Loss)
-------------           ---------------     ---------------     -----------
(278) US 10yr Treasury     ($31,267,678)      March 2003          $(715,353)
   Note Contracts

(32) US 10yr Swap            (3,500,680)      March 2003           (115,320)
   Contracts*

(88) US 2yr Treasury        (18,715,620)      March 2003           (220,880)
   Note Contracts

132 US 5yr Treasury          14,572,570       March 2003            376,430
   Note Contracts

54 US Long Bond               5,879,790       March 2003            205,335
   (CBT) Contracts
                                                                -----------
                                                                  $(469,788)
                                                                ===========

* 10 Year Swap Future is based on the notional price of a 10-year interest rate swap that has notional principal equal to $100,000 and that exchanges semiannual interest payments at a fixed rate of 6% per annum for floating interest rate payments based on 3-month LIBOR.

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

7. Written Options
During the year ended December 31, 2002, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 2002 for the Fund were as follows:
                                                 Number of
                                                 contracts     Premiums

Options outstanding at December 31, 2001              --     $        --
Options written                                    2,014       1,629,213
Options expired                                    1,448       1,068,873
                                                   -----     -----------
Options outstanding at December 31, 2002             566     $   560,340
                                                   =====     ===========

At December 31, 2002 the Fund had the following options written outstanding:

                  Number    Notional                            Net Unrealized
                    of       Amount     Exercise   Expiration    Appreciation
Description      Contract   of Future     Price       Date      (Depreciation)
-----------      --------   ---------   --------   ----------   --------------
Call Options Written
US Treasury
   10yr future      283    $ 283,000        $115       3/2003        $(122,221)

Put Options Written
US Treasury
   10yr future      283    $ 283,000        $110       3/2003         $227,107
                                                                --------------
Net Unrealized
   Appreciation                                                       $104,886
                                                                ==============

Writing options involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

8. Swap Agreements
During the year ended December 31, 2002, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Funds' Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At December 31, 2002, the Fund had the following total return swap agreements outstanding:

Notional      Expiration
Amount        Date         Description                     Unrealized Gain
-----------   ----------   -----------------------------   ---------------
$11,351,350   1/1/03       Agreement with Lehman           $618,986
                           Brothers Special Financing,
                           Inc. to receive the notional
                           amount multiplied by the
                           return on the Lehman Brothers
                           Commercial MBS Index AAA and
                           to pay the notional amount
                           multiplied by the 1 month BBA
                           LIBOR adjusted by a spread of
                           minus 0.40%.

Notes                                      Delaware Limited-Term Government Fund
   TO FINANCIAL STATEMENTS (CONTINUED)

8. Swap Agreements (continued)
Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreement. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks could also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

9. Credit and Market Risk
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgage held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid.

10. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of December 31, 2002, or at any time during the period.

11. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Fund designates distributions paid during the year as follows:

               (A)                    (B)
            Long-Term              Ordinary
          Capital Gains             Income                 Total
          Distributions          Distributions          Distributions
           (Tax Basis)            (Tax Basis)            (Tax Basis)
          -------------          -------------          -------------
               --                    100%                   100%

(A) and (B) are based on a percentage of the Fund's total distributions.

Report
   OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Limited-Term Government Funds -- Delaware
Limited-Term Government Fund

We have audited the accompanying statement of net assets of Delaware Limited-Term Government Fund (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Limited-Term Government Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                President -                89(4)        Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                   Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years      by Director/Officer  Director/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Ann R. Leven                  Trustee             14 Years       Treasurer/Chief Fiscal Officer -     107         Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              9 Years                 President/Chief            107      Director - Valmont
 2005 Market Street                                                          Executive Officer -                   Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years   Vice President/Mergers & Acquisitions -  107             None
  2005 Market Street                                                         3M Corporation
  Philadelphia, PA                                                       (July 2003 - Present)
      19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

    Jude T. Driscoll           Executive Vice         2 Years    President and Chief Executive Officer   107             None
   2005 Market Street          President and                             of Delaware Investments(1)
    Philadelphia, PA              Head of                                (January 2003 - Present)
       19103                    Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years      by Director/Officer  Director/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in           107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in          107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Limited-Term Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Limited-Term Government Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                     Contact Information
Walter P. Babich                             Jude T. Driscoll                        Investment Manager
Board Chairman                               President and Chief Executive Officer   Delaware Management Company
Citadel Construction Corporation             Delaware Management Holdings, Inc.      Philadelphia, PA
King of Prussia, PA                          Philadelphia, PA
                                                                                     International Affiliate
David K. Downes                              Richelle S. Maestro                     Delaware International Advisers Ltd.
President and Chief Executive Officer        Senior Vice President, Deputy General   London, England
Delaware Investments Family of Funds         Counsel and Secretary
Philadelphia, PA                             Delaware Investments Family of Funds    National Distributor
                                             Philadelphia, PA                        Delaware Distributors, L.P.
John H. Durham                                                                       Philadelphia, PA
Private Investor                             Michael P. Bishof
Gwynedd Valley, PA                           Senior Vice President and Treasurer     Shareholder Servicing, Dividend
                                             Delaware Investments Family of Funds    Disbursing and Transfer Agent
John A. Fry                                  Philadelphia, PA                        Delaware Service Company, Inc.
President                                                                            2005 Market Street
Franklin & Marshall College                                                          Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                     For Shareholders
Anthony D. Knerr                                                                     800 523-1918
Managing Director
Anthony Knerr & Associates                                                           For Securities Dealers and Financial
New York, NY                                                                         Institutions Representatives Only
                                                                                     800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                Web site
National Gallery of Art                                                              www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

(7317)                                                                                             Printed in the USA
AR-022 [12/02] VGR 2/03                                                                                        J8962